Income Tax Expenses - Details of Tax Effects of Temporary Differences that Give Rise to the Deferred Tax Balances (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)
Deferred tax assets
Net operating loss carry forward	¥ 274,502	$ 43,075	¥ 140,905
Capitalized Inventory	4,361	685
Depreciation and amortization of property, equipment and software	2,075	326	2,892
Share-based compensation expenses and others	1,843	289
Gross deferred tax assets	282,781	44,375	143,797
Less: valuation allowance	(282,781)	(44,375)	(143,797)	$ (22,565)	¥ (73,169)
Total deferred tax assets, net		$ 0	¥ 0